Exhibit 10.83

AMENDMENT NO. 2 TO

SHAREHOLDERS AGREEMENT AND ASSIGNMENT

This Amendment No. 2 (this “Amendment”) is made as of March 30, 2012, among Intelsat Global S.A. (f/k/a/ Intelsat Global, Ltd.), a Luxembourg société anonyme, RCS Luxembourg B149927 (“Intelsat Global”), Intelsat Global Holdings S.A., a Luxembourg société anonyme, RCS Luxembourg B162135 (“Intelsat Global Holdings”), the shareholder listed on Schedule A hereto (the “BC Investor”), the shareholder listed on Schedule B hereto (“Silver Lake” and, together with the BC Investor, the “Shareholders”), the Affiliates of the BC Investor signatory hereto (the “Former BC Shareholders”) and the Affiliates of Silver Lake signatory hereto (the “Former Silver Lake Shareholders”), and amends that certain Shareholders Agreement, dated as of February 4, 2008, by and among Serafina Holdings Limited, a Bermuda exempted company and the predecessor entity to Intelsat Global, the Former BC Shareholders and the Former Silver Lake Shareholders, as amended by that certain Amendment No. 1 to Shareholders Agreement, dated December 7, 2009, by and among Intelsat Global, the Former BC Shareholders and the Former Silver Lake Shareholders (together, the “Initial Agreement”).

R E C I T A L S

WHEREAS, prior to, or concurrently with entering into, this Amendment, (i) the Former BC Shareholders and the BC Investor have entered into, or are entering into, that certain contribution agreement, pursuant to which the Former BC Shareholders are contributing all of their common shares of Intelsat Global to the BC Investor, and (ii) the Former Silver Lake Shareholders and Silver Lake have entered into, or are entering into, that certain contribution agreement, pursuant to which the Former Silver Lake Shareholders are contributing all of their common shares of Intelsat Global to Silver Lake;

WHEREAS, prior to the date of this Amendment, (i) Intelsat Global has formed Intelsat Global Holdings as a wholly-owned subsidiary of Intelsat Global and (ii) Intelsat Global Holdings has formed a new intermediate holding company, Intelsat Investment Holdings S.àr.l., RCS Luxembourg B162240, to hold all of the outstanding shares of Intelsat Global Holdings’ subsidiaries;

WHEREAS, Intelsat Global Holdings and all of the shareholders of Intelsat Global (including the Shareholders) are entering into certain contribution agreements, pursuant to which such shareholders are contributing their Class A common shares, nominal value $0.01 per share, of Intelsat Global and Class B common shares, nominal value $0.01 per share, of Intelsat Global to Intelsat Global Holdings in exchange for Class A common shares, nominal value $0.01 per share, of Intelsat Global Holdings and Class B common shares, nominal value $0.01 per share, of Intelsat Global Holdings, all on the terms and conditions set forth in such contribution agreements (the “Transactions”);

WHEREAS, immediately following the Transactions, the Shareholders will hold the number of common shares of Intelsat Global Holdings (the “Shares”) as set forth opposite such Shareholder’s name on the Schedules hereto and will not directly own any common shares of Intelsat Global;

WHEREAS, Intelsat Global, Intelsat Global Holdings and the Shareholders wish to amend the Initial Agreement in connection with the Transactions to provide for the assignment of the Initial Agreement from Intelsat Global to Intelsat Global Holdings; and

WHEREAS, Intelsat Global, Intelsat Global Holdings and the Shareholders believe that the terms of this Amendment are in the best interests of Intelsat Global and Intelsat Global Holdings.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

A G R E E M E N T

1. Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings given them in the Initial Agreement (for the avoidance of doubt, as applicable, as amended by this Amendment).

2. Assignment and Assumption.

2.1 Assignment of Initial Agreement. Effective as of the Amendment Effective Date (as defined below), Intelsat Global agrees to transfer, convey and assign to Intelsat Global Holdings all of Intelsat Global’s obligations, liabilities, rights, title and interest in the Initial Agreement, as amended hereby.

2.2 Assumption of Obligations. Effective as of the Amendment Effective Date, Intelsat Global Holdings hereby assumes and agrees (a) to accept the transfer, conveyance and assignment of the Initial Agreement, as amended hereby, and (b) to become a party to the Initial Agreement, as amended hereby, and hereby assumes all obligations, liabilities, rights, title and interest of Intelsat Global with respect to the Initial Agreement, as amended hereby.

2.3. Release of Intelsat Global. Effective as of the Amendment Effective Date, Intelsat Global Holdings and each of the Shareholders hereby releases Intelsat Global from any obligations and liabilities relating to the Initial Agreement, as amended hereby.

2.4 Sponsor Shareholder Transfers. Notwithstanding anything to the contrary in the Initial Agreement, (a) the BC Investor agrees to become a party to, and be bound by, the terms of the Initial Agreement, as amended hereby, as a Permitted Transferee of the Former BC Shareholders, and assume all obligations, liabilities, rights, title and interest of the Former BC Shareholders under the Initial Agreement, as amended hereby, and (b) Silver Lake agrees to become a party to, and be bound by, the terms of the Initial Agreement, as amended hereby, as a Permitted Transferee of the Former Silver Lake Shareholders and assume all obligations, liabilities, rights, title and interest of the Former Silver Lake Shareholders under the Initial Agreement, as amended hereby. The Former BC Shareholders and the Former Silver Lake Shareholders are hereby released from all obligations and liabilities under the Initial Agreement, as amended hereby, other than (i) any obligations thereunder with respect to the Confidential Information (as defined in the Initial Agreement) and (ii) with respect to any breaches, on or prior to the date of this Amendment, of any of their respective representations, warranties, covenants or agreements set forth therein, and shall no longer be parties to the Initial Agreement, as amended hereby.

2.5 Indirect Transfers. For avoidance of doubt, a sale, transfer conveyance, assignment, pledge, encumbrance, hypothecation or other disposition of an interest in any Shareholder all or substantially all of whose assets are Shares shall constitute a “Transfer” for purposes of the Initial Agreement as amended hereby, as if such interest was a direct interest in the Company. To the extent any of the BC Investor or Silver Lake ceases to be a Permitted Transferee of the Former BC Shareholders or the Former Silver Lake Shareholders, respectively, the BC Investor or Silver Lake, as the case may be, shall Transfer back to the Former BC Shareholders or the Former Silver Lake Shareholders, as the case may be, (or to another Permitted Transferee of the Former BC Shareholders or the Former Silver Lake Shareholders) any Shares it owns.

3. Amendment to Initial Agreement.

Upon the occurrence of the Amendment Effective Date (as defined below), the following amendments are hereby made to the Initial Agreement, with full force and effect as of the Amendment Effective Date:

3.1 References to Intelsat Global, Ltd. and the “Company”. All references to “Intelsat Global, Ltd.” are hereby replaced with “Intelsat Global Holdings S.A.” Furthermore, the defined term “the Company” shall be deemed to refer to Intelsat Global Holdings, as its legal name may be changed from time to time.

3.2 References to Intelsat Holdings, Ltd. All references to “Intelsat Holdings, Ltd.” are hereby replaced with “Intelsat Holdings S.A.”

3.3 References to BC Investors. All references to “BC Investors” are hereby replaced with “BC Investor.”

4. Condition to Amendment. The effectiveness of this Amendment is subject to the consummation of the Transactions (such date of consummation, the “Amendment Effective Date”).

5. Miscellaneous.

5.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

5.2 Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile or pdf format), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

5.3 Severability. In the event that any part or parts of this Amendment shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Amendment which shall remain in full force and effect. If legally permitted, the unenforceable provision will be replaced with an enforceable provision that as nearly as possible gives effect to the parties’ intent.

5.4 Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

5.5 Submission to Jurisdiction; Waiver of Jury Trial. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.6 Specific Performance. Intelsat Global, Intelsat Global Holdings and the Shareholders hereby acknowledge and agree that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any party hereto to perform any of its obligations set forth in this Amendment and that, in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond and if any action should be brought in equity to enforce any of the provisions of this Amendment, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

5.7 Miscellaneous. Except as expressly amended hereby, the Initial Agreement shall in all respects continue in full force and effect and the parties ratify and confirm that they continue to be bound by the terms and conditions thereof, it being the intent of the parties hereto to preserve, to the maximum extent practicable, following the Transactions and with respect to Intelsat Global Holdings and the Shareholders under the Initial Agreement as amended by this Amendment, the relationships that were created by and existed under the Initial Agreement immediately prior to the Transactions as among the Former BC Shareholders, taken as a whole, and the Former Silver Lake Shareholders, taken as a whole, with respect to Intelsat Global and between the Former BC Shareholders, taken as a whole, and the Former Silver Lake Shareholders, taken as a whole, on the one hand and Intelsat Global on the other.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INTELSAT GLOBAL S.A.

By:	/s/ Phillip Spector
	Name:	Phillip Spector
	Title:	Executive Vice President, General Counsel and Assistant Secretary

INTELSAT GLOBAL HOLDINGS S.A.

By:	/s/ Phillip Spector
	Name:	Phillip Spector
	Title:	Executive Vice President, General Counsel and Assistant Secretary

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SHAREHOLDERS AGREEMENT AND ASSIGNMENT

SHAREHOLDERS:

SERAFINA S.A.

By:	/s/ Pierre Stemper
	Name:	Pierre Stemper
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SHAREHOLDERS AGREEMENT AND ASSIGNMENT

SLP III INVESTMENT HOLDING S.ÀR.L.

By:	/s/ Seda Yalcinkaya
	Name:	Seda Yalcinkaya
	Title:	Manager

By:	/s/ Wolfgang Zetter
	Name:	Wolfgang Zetter
	Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SHAREHOLDERS AGREEMENT AND ASSIGNMENT

FORMER BC SHAREHOLDERS:

For and on behalf of the Limited Partnerships comprising
BC EUROPEAN CAPITAL VIII – 1 to 12 and 14 to 34:

By:	/s/ Matthew Elston
	Name:	Matthew Elston
	Title:	Director, CIE Management II Limited

By:	/s/ Authorised Signatory
	Name:	Authorised Signatory
	Title:	For and on behalf of Heritage International Fund Managers Limited as Secretary

For and on behalf of
BC EUROPEAN CAPITAL 35 SC:

By:	/s/ Matthew Elston
	Name:	Matthew Elston
	Title:	Director, CIE Management II Limited

For and on behalf of
BC EUROPEAN CAPITAL 36 SC:

By:	/s/ Matthew Elston
	Name:	Matthew Elston
	Title:	Director, CIE Management II Limited

For and on behalf of
BC EUROPEAN CAPITAL 37 SC:

By:	/s/ Matthew Elston
	Name:	Matthew Elston
	Title:	Director, CIE Management II Limited

For and on behalf of
BC EUROPEAN CAPITAL 38 SC:

By:	/s/ Matthew Elston
	Name:	Matthew Elston
	Title:	Director, CIE Management II Limited

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SHAREHOLDERS AGREEMENT AND ASSIGNMENT

For and on behalf of
BC EUROPEAN CAPITAL 39 SC:

By:	/s/ Matthew Elston
	Name:	Matthew Elston
	Title:	Director, CIE Management II Limited

For and on behalf of
BC EUROPEAN CAPITAL – INTELSAT SYNDICATION L.P.

By:	/s/ Matthew Elston
	Name:	Matthew Elston
	Title:	Director, CIE Management II Limited

By:	/s/ Authorised Signatory
	Name:	Authorised Signatory
	Title:	For and on behalf of Heritage International Fund Managers Limited as Secretary

For and on behalf of
BC EUROPEAN CAPITAL – INTELSAT CO- INVESTMENT

By:	/s/ Matthew Elston
	Name:	Matthew Elston
	Title:	Director, CIE Management II Limited

By:	/s/ Authorised Signatory
	Name:	Authorised Signatory
	Title:	For and on behalf of Heritage International Fund Managers Limited as Secretary

For and on behalf of
BC EUROPEAN CAPITAL – INTELSAT CO-INVESTMENT 1

By:	/s/ Matthew Elston
	Name:	Matthew Elston
	Title:	Director, CIE Management II Limited

By:	/s/ Authorised Signatory
	Name:	Authorised Signatory
	Title:	For and on behalf of Heritage International Fund Managers Limited as Secretary

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SHAREHOLDERS AGREEMENT AND ASSIGNMENT

FORMER SILVER LAKE SHAREHOLDERS:

SILVER LAKE PARTNERS III, L.P.

By:	Silver Lake Technology Associates III, L.P.,
its general partner

By:	SLTA III (GP), L.L.C.,
its general partner

By:	Silver Lake Group, L.L.C.,
its managing member

By:	/s/ Karen M. King
	Name:	Karen M. King
	Title:	Managing Director and Chief Legal Officer

SILVER LAKE TECHNOLOGY INVESTORS III, L.P.

By:	Silver Lake Technology Associates III, L.P.,
its general partner

By:	SLTA III (GP), L.L.C.,
its general partner

By:	Silver Lake Group, L.L.C.,
its managing member

By:	/s/ Karen M. King
	Name:	Karen M. King
	Title:	Managing Director and Chief Legal Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SHAREHOLDERS AGREEMENT AND ASSIGNMENT

SCHEDULE A

BC Investor

Shareholder	Number of Class A Shares

Serafina S.A.	11,330,000.04

SCHEDULE B

Silver Lake

Shareholder	Number of Class A Shares

SLP III Investment Holding S.àr.l.	2,500,000.00